UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2008

STEM CELL THERAPY INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-51931	88-0374180
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2203 N. Lois Avenue, 9th Floor, Tampa, FL 33607

(Address of principal executive offices – zip code)

(813) 600-4088

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On December 1, 2008, Stem Cell Therapy International, Inc. was provided a copy of the jury return related to the litigation of Histostem, Incorporated, a Delaware Corporation (“Histostem USA”) and Histostem Corporation, a Korean Corporation (“Histostem Korea”).

a)	In the case of Breach of Contract, the jury found in favor of Histostem USA and awarded damages of $710,268.30.

b)	In the case of Breach of Fiduciary duty, the jury found in favor of Histostem USA, however did not award any damages.

c)	There were no Punitive Damages awarded in both cases.

The management of Stem Cell Therapy International, Inc. will continue to evaluate this ruling to determine the impact to both Stem Cell Therapy International, Inc and the planned merger between Histostem Korea and Stem Cell Therapy International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM CELL THERAPY INTERNATIONAL, INC.

By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud
Title:	Chief Financial Officer

Date: December 8, 2008